SUPPLEMENT TO THE PROSPECTUS Supplement dated March 15, 2024, to the Prospectus dated August 28, 2023.

MFS® Municipal Limited Maturity Fund

Effective immediately, the footnote “#” to the table entitled “Shareholder Fees (fees paid directly from your investment)” under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase. Effective May 1, 2024, the CDSC for Class A shares is changed to 0.75% for all Class A share purchases made on or after that date. For Class A shares purchased prior to May 1, 2024, a CDSC of 1.00% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.

Effective May 1, 2024, the fifth paragraph in the sub-section entitled “Sales Charges and Waivers and Reductions” under the main heading entitled “Description of Share Classes” is restated in its entirety as follows:

You may purchase Class A shares without an initial sales charge when you invest $250,000 or more in Class A shares. However, for purchasers other than Employer Retirement Plans, a CDSC of 0.75% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase. For Class A shares purchased prior to May 1, 2024, a CDSC of 1.00% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.

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